UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ZALATORIS II ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY

Zalatoris II Acquisition Corp.
55 West 46th Street, 30th Floor
New York, New York 10036
(917) 675-3106

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER [•], 2023

TO THE STOCKHOLDERS OF ZALATORIS II ACQUISITION CORP.:

You are cordially invited to attend the special meeting (the “Special Meeting”) of stockholders of Zalatoris II Acquisition Corp., a Cayman Islands exempted company (“we,” “us,” “our,” “Zalatoris II Acquisition Corp.” or the “Company”) to be held at [11:00 a.m.] Eastern Time on November [•], 2023.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting [•]. If you plan to attend the virtual online Special Meeting, you will need your [12 digit] control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated [•], 2023, and is first being mailed to stockholders of Zalatoris II Acquisition Corp. on or about [•], 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        The Founder Share Amendment Proposal.    A proposal to amend Zalatoris II Acquisition Corp.’s existing Memorandum and Articles of Association dated as of March 11, 2021, as amended on July 29, 2021 by that certain First Amendment to the Amended and Restated Memorandum and Articles of Association, and further amended on July 27, 2023 by that certain Second Amendment to Amended and Restated Memorandum and Articles of Association (collectively, the “Existing Zalatoris II Charter”), to provide for the right of the holders of Class B common stock of Zalatoris II Acquisition Corp.’s, par value $0.0001 per share (the “Zalatoris II Class B Common Stock” or “Founder Shares”) to convert such shares of Zalatoris II Class B Common Stock into shares of Class A common stock of Zalatoris II Acquisition Corp., par value $0.0001 per share (“Zalatoris II Class A Common Stock” and together with the Class B Common Stock, the “Zalatoris II Common Stock”) on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”).

•        The Adjournment Proposal.    A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise (the “Adjournment Proposal”), only to be presented at the Special Meeting if there are not sufficient votes to approve the Founder Share Amendment Proposal.

Each of the Founder Share Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Zalatoris II Class B Common Stock to convert their shares of Zalatoris II Class B Common Stock into shares of Zalatoris II Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of an initial business combination given that such conversions would give Zalatoris II Acquisition Corp. further flexibility to consummate such a initial business combination.

Accordingly, the board of directors of Zalatoris II Acquisition Corp. (the “Board”) believes that in order to be able to consummate an initial business combination, J. Streicher Holdings, LLC, a Delaware limited liability company (the “Sponsor”), as holder of the Zalatoris II Class B Common Stock will need to convert such Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock for Zalatoris II Acquisition Corp.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Founder Share Amendment Proposal.

Approval of the Founder Share Amendment Proposal requires the affirmative vote of the majority of the holders of outstanding Zalatoris II Common Stock voting together as a single class. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor, which holds a majority of the Class B Common Stock, and all of our directors and officers are expected to vote any common stock over which they have voting control, we expect the Founder Share Amendment Proposal to be approved. Upon conversion of the Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock, such Zalatoris II Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the holders of Zalatoris II Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

Our Board has fixed the close of business on November 1, 2023 (the “Record Date”), as the date for determining the Zalatoris II Acquisition Corp. stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Zalatoris II Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Founder Share Amendment Proposal or implement the Founder Share Amendment Proposal without any further action by the stockholders of Zalatoris II Acquisition Corp.

You are not being asked to vote on an initial business combination at this time. If the Founder Share Amendment Proposal is approved and the amendment implemented, provided that you are a stockholder on the Record Date for a meeting to consider an initial business combination, you will retain the right to vote on such a business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event an initial business combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

After careful consideration of all relevant factors, the Board has determined that the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the laws of the Cayman Islands and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Founder Share Amendment Proposal and the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

[•], 2023
By Order of the Board of Directors
/s/ Paul Davis
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Founder Share Amendment Proposal and an abstention will have the same effect as voting “AGAINST” the Founder Share Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November [•], 2023: This notice of meeting and the accompanying Proxy Statement are available at [•].

PRELIMINARY COPY

ZALATORIS II Acquisition Corp.
55 West 46th Street, 30th Floor
New York, New York 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER [•], 2023

PROXY STATEMENT

The special meeting (the “Special Meeting”) of stockholders of Zalatoris II Acquisition Corp., a Cayman Islands exempted company, (“we,” “us,” “our,” “Zalatoris II Acquisition Corp.,” or the “Company”) will be held at [11:00 a.m.] Eastern Time on November [•], 2023 as a virtual meeting.

You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at [•]. If you plan to attend the virtual online Special Meeting, you will need your [12 digit] control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        The Founder Share Amendment Proposal.    A proposal to amend Zalatoris II Acquisition Corp.’s existing memorandum and articles of association dated as of March 11, 2021, as amended on July 29, 2021 by that certain Amended and Restated Memorandum and Articles of Association, as further amended on July 27, 2023 by that certain Second Amendment to Amended and Restated Memorandum and Articles of Association (collectively, the “Existing Zalatoris II Charter”), to provide for the right of the holders of Class B common stock of Zalatoris II Acquisition Corp., par value $0.0001 per share (the “Zalatoris II Class B Common Stock” or “Founder Shares”) to convert such shares of Zalatoris II Class B Common Stock into shares of Class A common stock of Zalatoris II Acquisition Corp., par value $0.0001 per share (“Zalatoris II Class A Common Stock” and together with the Class B Common Stock, the “Zalatoris II Common Stock”) on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”) in order to authorize Zalatoris II Acquisition Corp.

•        The Adjournment Proposal.    A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise (the “Adjournment Proposal”), only to be presented at the Special Meeting if there are not sufficient votes to approve the Founder Share Amendment Proposal.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Zalatoris II Class B Common Stock to convert their shares of Zalatoris II Class B Common Stock into shares of Zalatoris II Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of an initial business combination given that such conversions would give Zalatoris II Acquisition Corp. further flexibility to consummate such a business combination.

Accordingly, the board of directors of Zalatoris II Acquisition Corp. (the “Board”) believes that in order to be able to consummate an initial business combination, J. Streicher Holdings, LLC, a Delaware limited liability company (the “Sponsor”), as holder of the Zalatoris II Class B Common Stock will need to convert such Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock for Zalatoris II Acquisition Corp.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Founder Share Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Founder Shares Amendment Proposal or implement the Founder Share Amendment.

Our Board has fixed the close of business on November 1, 2023 (the “Record Date”), as the date for determining the Zalatoris II Acquisition Corp. stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Zalatoris II Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

On the Record Date of the Special Meeting, there were 6,514,674 shares of Zalatoris II Class A Common Stock and 5,490,283 shares of Zalatoris II Class B Common Stock outstanding. Zalatoris II Acquisition Corp.’s warrants do not have voting rights in connection with the proposals.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $7,000 (plus reimbursement of any additional expenses subject to a cap of $1,000). We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated [•], 2023 and is first being mailed to stockholders on or about [•], 2023.

[•], 2023
By Order of the Board of Directors
/s/ Paul Davis
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers about the Special Meeting are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held by virtual attendance on November [•], 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed in the Cayman Islands on March 11, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On August 3, 2021, we consummated our initial public offering (“IPO”) from which we derived gross proceeds of $206 million, and incurring offering costs. On August 19, 2021, the underwriter partially exercised their over-allotment option to purchase an additional 1,961,131 units, resulting in incremental gross proceeds of approximately $19,611,310. Simultaneously with the closing of the exercise of the over-allotment option, the Company consummated the sale of an additional 261,485 additional Private Warrants in a private placement to Former Sponsor, generating gross proceeds of $392,228. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Zalatoris II Class A Common Stock sold in our IPO if there is no qualifying business combination(s) consummated on or before March 14, 2024 (unless extended).

The purpose of the Founder Share Amendment proposal is to provide for the right of the holders of Class B common stock of Zalatoris II Acquisition Corp. to convert such shares of Zalatoris II Class B Common Stock into shares of Class A common stock of Zalatoris II Acquisition Corp. on a one-to-one basis at the election of such holders.

The purpose of the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us to complete an initial business combination.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

What is being voted on?

You are being asked to vote on:

•   The Founder Share Amendment Proposal. A proposal to amend the Existing Zalatoris II Charter, to provide for the right of the holders of Zalatoris II Class B Common Stock to convert such shares of Zalatoris II Class B Common Stock into shares of Zalatoris II Class A Common Stock on a one-to-one basis at the election of such holders.

•   The Adjournment Proposal. A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise, only to be presented at the Special Meeting if there are not sufficient votes to approve the Founder Share Amendment Proposal.

You are not being asked to vote on an initial business combination at this time. If the Founder Share Amendment Proposal is approved and the amendment implemented, provided that you are a stockholder on the Record Date for a meeting to consider an initial business combination, you will retain the right to vote on such a business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event an initial business combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

Why should I vote to approve the Proposals?

The purpose of the Founder Share Amendment Proposal is to allow the holders of Zalatoris II Class B Common Stock to convert their shares of Zalatoris II Class B Common Stock into shares of Zalatoris II Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of an initial business combination. Such conversions would give Zalatoris II Acquisition Corp. further flexibility to consummate an initial business combination.

Accordingly, the Board believes that in order to be able to consummate an initial business combination, the Sponsor will need to convert such Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock for Zalatoris II Acquisition Corp.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Founder Share Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Founder Share Amendment Proposal or implement the Founder Share Amendment.

How do the Company insiders intend to vote their shares?

J. Streicher Holdings, LLC, a Delaware limited liability company (the “Sponsor”) and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposals. Currently, our Sponsor and our officers and directors own approximately [80.14]% of our issued and outstanding shares of common stock, including 4,400,283 Founder Shares. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Founder Share Amendment Proposal.

What vote is required to adopt the proposals?

Approval of the Founder Share Amendment Proposal requires the affirmative vote a majority of the holders of outstanding Zalatoris II Common Stock voting together as a single class. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor, which holds most of the Class B Common Stock, and all of our directors and officers are expected to vote any common stock over which they have voting control, we expect the Founder Share Amendment Proposal to be approved. Upon conversion of the Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock, such Zalatoris II Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Zalatoris II Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

What if I don’t want to vote “FOR” the Founder Share Amendment Proposal?

If you do not want the Founder Share Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. Abstentions will have the effect of a vote “AGAINST” the Founder Share Amendment Proposal, but will have no effect on the Adjournment Proposal. We believe that the Founder Share Amendment Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

What happens if the Founder Share Amendment Proposal is not approved?

If there are insufficient votes to approve the Founder Share Amendment Proposal we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposal.

If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the holders of Zalatoris II Class B Common Stock will not be permitted to convert such shares into shares of Zalatoris II Class A Common Stock before the completion of a business combination. This may make it harder for us to complete an initial business combination.

If the Founder Share Amendment Proposal is approved, what happens next?

Upon approval of the Founder Share Amendment Proposal by the required number of votes, we plan to amend the Existing Zalatoris II Charter to allow the holders of Zalatoris II Class B Common Stock convert such shares into Zalatoris II Class A Common Stock on a one-for-one basis.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•   Within the U.S. and Canada: +1 800- 450-7155 (toll-free)

•   Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: [•#]. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. A stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Founder Share Amendment Proposal will have the same effect as a vote “AGAINST” such proposal. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor, which holds most of the Class B Common Stock, and all of our directors and officers are expected to vote any common stock over which they have voting control, we expect the Founder Share Amendment Proposal to be approved. Upon conversion of the Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock, such Zalatoris II Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of Zalatoris II Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, [6,002,479] shares of Zalatoris II Common Stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on the Record Date, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, 6,514,674 shares of Zalatoris II Class A Common Stock and 5,490,283 shares of Zalatoris II Class B Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Founder Share Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of Zalatoris II Acquisition Corp. and its stockholders. The Board recommends that our stockholders vote “FOR” these proposals.

Moreover, voting “FOR” these proposals will not affect your right to seek redemption of your public shares in connection with the future vote to approve an initial business combination.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 4,400,283 Founder Shares and 4,261,485 Private Placement Warrants (cumulatively purchased for $250,000 and a $25,000 legal fee reimbursement), which would expire worthless if a business combination is not consummated. See the section entitled “Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Founder Share Amendment Proposal?

The laws of the Cayman Islands do not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of Zalatoris II Common Stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of Zalatoris II Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Zalatoris II Common Stock.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $7,000 (plus reimbursement of any additional expenses subject to a cap of $1,000). We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact the Proxy Solicitor:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: 1-877-870-8565
Main: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also contact us at:

Zalatoris II Acquisition Corp.
55 West 46th Street, 30th Floor
New York, New York 10036
Attn: Paul Davis
Telephone No.: +44 7730 679385

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete an initial business combination;

•        the anticipated benefits of an initial business combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account; and

•        the competitive environment in which our successor will operate following an initial business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 10, 2023, our Quarterly Report on Form 10-Q filed with the SEC on August 18, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the proposal will enable us to maintain compliance with Nasdaq and complete an initial business combination.

Approving the proposal involves a number of risks. Even if the proposal is approved, the Company can provide no assurances that an initial business combination will be consummated. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

If the proposal is approved, the Company expects to seek shareholder approval of an initial business combination following the SEC declaring a registration statement on Form F-4 effective, which will include our preliminary proxy statement/prospectus for an initial business combination (“Form F-4”). A Form F-4 has not been filed or declared effective by the SEC, and the Company cannot complete an initial business combination unless such a Form F-4 is filed and declared effective by the SEC.

We will be required to offer stockholders redemption rights in connection with any stockholder vote to approve an initial business combination. Even if the proposals or an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all.

Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company”

under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that will not complete its business combination within twenty-four (24) months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of one hundred eighty-five (185) days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 4,400,283 Founder Shares that were issued to the Sponsor prior to our IPO and 4,261,485 Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $250,000 and legal fee reimbursement of $25,000. The personal and financial interests of our Sponsor, directors and officers may influence their motivation in identifying and selecting a target business combination and consummating an initial business combination in order to close such initial business combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not such initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if such initial business combination is not completed.

We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of an initial business combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with an initial business combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs. Even if an initial business combination is not completed, we expect to incur approximately $[        ] million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if such initial business combination is not completed.

In the event the Founder Share Amendment Proposal is approved, Nasdaq may delist our securities from trading on its exchange, particularly following any stockholder redemption, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements include, among other things, the MVLS Requirement to comply with Listing Rule 5550(b)(2), requiring the Company to maintain market value of listed securities of at least $35 million for the previous thirty (30) consecutive trading days for continued listing on Nasdaq.

We expect that if our Zalatoris II Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Zalatoris II Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        a determination that our Zalatoris II Class A Common Stock is a “penny stock” which will require brokers trading in our Zalatoris II Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Zalatoris II Class A Common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

We may be deemed a “foreign person” under the regulations relating to the Committee on Foreign Investment in the United States (“CFIUS”) and our failure to obtain any required approvals within the requisite time period may require us to liquidate and we may not be able to complete an initial business combination with a target company.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” or a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If our initial business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate such initial business combination. In addition, if such initial business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with such initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing such initial business combination.

Although we do not believe we or the Sponsor are a “foreign person,” CFIUS may take a different view and decide to block or delay an initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. The pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless.

BACKGROUND

Zalatoris II Acquisition Corp., formerly XPAC Acquisition Corp., is a blank check company, incorporated in the Cayman Islands on March 11, 2021, for the purpose of effecting a merger, capital share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Prior to the consummation of the IPO on August 3, 2021, neither Zalatoris II Acquisition Corp., nor anyone on its behalf, had contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Zalatoris II Acquisition Corp. The IPO and the proceeds of private placements that closed on August 3, 2021, netted a total $219,611,310, which was deposited in Zalatoris II Acquisition Corp.’s Trust Account.

After the IPO, Zalatoris II Acquisition Corp.’s officers and directors commenced an active search for prospective businesses and assets to acquire. In connection with the evaluating potential business combinations, members of Zalatoris II Acquisition Corp.’s management contacted and were contacted by a number of individuals, entities, investment banks and private equity funds with respect to potential business combination opportunities.

In a special meeting held on July 27, 2023, stockholders approved the Charter Amendment, which allowed Zalatoris II Acquisition Corp. to extend the date by which we must either consummate a business combination or liquidate by up to twelve one-month extensions to August 3, 2024 (unless extended). To obtain each 1-month extension, our Sponsor or any of their affiliates or designees deposited into the Trust Account $100,000 for each such one-month extension. In connection with the approval of the Charter Amendment on July 27, 2023, holders of 15,446,457 of class A Ordinary Shares exercised their right to redeem those shares for a pro rata portion of the funds in the Trust Account for cash at an approximate price of $10.41 per share, for an aggregate of approximately $160,732,917, leaving 6,514,674 of our public shares outstanding after the July 27,2023 stockholders meeting. Each such extension has been exercised.

The mailing address of the Company’s principal executive office is 55 West 46th Street, 30th Floor, New York, New York 10036.

Interests of Zalatoris II Acquisition Corp.’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that our Sponsor holds 4,400,283 Founder Shares and 4,261,485 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our Zalatoris II Common Stock experience a negative rate of return, due to having initially purchased the Founder Shares for $250,000 and $25,000 of legal fee reimbursement;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to Zalatoris, and all of the current members of our Board are expected to continue to serve as directors (at least through the date of the Special Meeting to vote on a proposed business combination) and may even continue to serve following any potential business combination and receive compensation thereafter.

THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Existing Zalatoris II Charter, substantially in the form set forth in Annex A attached hereto and incorporated herein, to allow the conversion of the Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock on a one-for-one basis at any point prior to a business combination at the option of the holder.

Upon conversion of the Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock, such Zalatoris II Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Reasons for the Founder Share Amendment Proposal

The Existing Zalatoris II Charter provides that the Zalatoris II Class B Common Stock converts automatically to Zalatoris II Class A Common Stock upon the consummation of a business combination on a one-to-one basis. The purpose of the Founder Share Amendment Proposal is to allow conversion of the Founder Shares at any time prior to an initial business combination at the option of the holder.

Such conversions would give Zalatoris II Acquisition Corp. further flexibility to consummate an initial business combination.

Accordingly, the Board believes that in order to be able to consummate an initial business combination, the Sponsor will need to convert such Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock.

Required Vote

The affirmative vote of the majority of the holders of outstanding Zalatoris II Common Stock voting together as a single class is required to approve the Founder Share Amendment Proposal.

If the Founder Share Amendment Proposal is not approved, the Sponsor or holder of Zalatoris II Class B Common Stock will not be permitted to convert such shares of Zalatoris II Class B Common Stock into shares of Zalatoris II Class A Common Stock before the completion of an initial business combination.

The Sponsor and all of Zalatoris II Acquisition Corp.’s directors, executive officers and their affiliates are expected to vote any Zalatoris II Common Stock owned by them in favor of the Founder Share Amendment Proposal. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor holds most of the Class B Common Stock, we expect the Founder Share Amendment Proposal to be approved. Upon conversion of the Zalatoris II Class B Common Stock to Zalatoris II Class A Common Stock, such Zalatoris II Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Interests of the Zalatoris’ Sponsor, Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Zalatoris II Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal, if presented, is in the best interests of the Company and its stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at [11:00 a.m. Eastern Time] on November [•], 2023, as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at [•]. If you plan to attend the virtual online Special Meeting, you will need your [12 digit] control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to [•] and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the Special Meeting date.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•        Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•        Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: [•]#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Zalatoris II Class A Common Stock at the close of business on [•], the Record Date for the Special Meeting. You will have one vote per proposal for each share of the Zalatoris II Common Stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.

•        Approval of the Founder Share Amendment Proposal requires the affirmative vote of both (x) a majority of the holders of outstanding Zalatoris II Common Stock voting together as a single class and (y) a majority of the outstanding Zalatoris II Class B Common Stock voting as a separate class.

•        Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Zalatoris II Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes. If you do not want the Founder Share Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal.

At the close of business on the record date of the Special Meeting, there were 6,514,674 shares of Class A common stock and 5,490,283 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. Proxies may be solicited in person or by telephone. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Proxy Solicitor, Advantage Proxy, Inc., PO Box 10904, Yakima, WA 98909, Toll Free — 1-877-870-8565 and Main — 1-206-870-8565, email — ksmith@advantageproxy.com or Paul Davis, Chief Executive Officer, Zalatoris Acquisition Corp., 99 Wall Street, Suite 5801, New York, NY 10005, email: p.davis@jstreicher.eu.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Zalatoris II Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Zalatoris II Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 6,514,674 shares of Class A common stock and 5,490,283 shares of Class B common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The table below does not include the shares of common stock underlying the Private Placement Warrants held or to be held by our Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

	Class A Common Stock		Class B Common Stock(2)		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Paul Davis(2)	—	—	20,000	*	—%
Llewellyn Farquharson(2)	—	—	20,000	*	—%
Adeel Rouf(2)	—	—	20,000	*	—%
Demetris Demetriou(2)	—	—	20,000	*	—%
Vik Mittal(2)	—	—	20,000	*	—%
All directors and executive officers as a group (5 individuals)	—	—	80,000	1.48%	—%
Other 5% and Greater Stockholders
J. Streicher Holdings, LLC(3)	—	—	4,320,283	80.00%	—%
XPAC Sponsor LLC(4)	—	—%	1,000,000	18.52%	—%
Westchester Capital Management, LLC(5)	636,530	9.77%	—	—	—%
Glazer Capital, LLC(6)	822,457	12.62%
Aristeia Capital, L.L.C.(7)	1,930,176	8.79%	—	—	—%
TRUXT Investimentos Ltda(8)	1,949,957	8.9%	—	—	—%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Zalatoris II Acquisition Corp., 31 Hudson Yards, 11th Floor, New York, New York 10005.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)      Jaleel Lewis, Chief Executive Officer for J. Streicher Holdings, LLC, may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Mr. Lewis disclaims any such beneficial ownership except to the extent of his respective pecuniary interest.

(4)      According to a Form 4 filed with the SEC on July 27, 2023, on behalf of XPAC Sponsor LLC and XP Inc. The business address of these reporting persons is 55 West 46th Street, 30th Floor, New York, New York 10036.

(5)      According to a Schedule 13G/A filed with the SEC on September 8, 2023, filed jointly pursuant to a Joint Filing Agreement of even date therewith, on behalf of Westchester Capital Management, LLC, Westchester Capital Partners, LLC, Virtus Investment Advisers, Inc., and The Merger Fund.

          Westchester Capital Management, LLC, beneficially owns 636,530 shares, while Westchester Capital Partners, LLC beneficially owns 7,503 shares, Virtus Investment Advisers, Inc. beneficially owns 574,196 shares, and The Merger Fund beneficially owns 487,219 shares.

          The business address of Westchester Capital Management, LLC and Westchester Capital Partners, LLC is 100 Summit Drive, Valhalla, NY 10595. The business address of Virtus Investment Advisers, Inc. is One Financial Plaza, Hartford, CT 06103. The business address of The Merger Fund is 101 Munson Street, Greenfield, MA 01301-9683.

(6)      According to a Schedule 13G/A filed with the SEC on August 10, 2023, on behalf of Glazer Capital LLC and Paul J. Glazer. The business address of these reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

(7)      According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of Aristeia Capital, L.L.C. The business address of this reporting person is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(8)      According to a Schedule 13G/A filed with the SEC on January 31, 2023, on behalf of TRUXT Brazil Long Bias, TRUXT Investimentos LTDA, and Bruno de Godoy Garcia. TRUXT Brazil Long Bias beneficially owns 1,720,832 shares, while TRUXT Investimentos LTDA beneficially owns 1,949,957 shares, and Bruno de Godoy Garcia beneficially owns 1,949,957 shares. The business address of these reporting persons is Av. Ataulfo de Paiva, 153, 6 floor, Leblon, Rio de Janeiro, RJ, 22440-032 Brazil.

The table above does not include the shares of common stock underlying the Private Placement Warrants held or to be held by our Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

The table above is based on each Schedule 13G referenced therein, which have not been further updated for the existing 915,975 shares of Class A common stock, but rather reference the previous 1,215,050 shares of Class A common stock.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Board is aware of no other matter that may be brought before the Special Meeting. Under the laws of the Cayman Islands, only business that is specified in the notice of special meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS AND NOMINATIONS

If the Founder Share Amendment Proposal is approved, we anticipate that the annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. The chairman of the board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Founder Share Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before March 14, 2024, there will be no following annual meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two (2) or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at 1 800-450-7155 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: 1-877-870-8565
Main: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from the Company at:

Zalatoris II Acquisition Corp.
55 West 46th Street, 30th Floor
New York, New York 10036
Attn: Paul Davis
Telephone No.: +44 7730 679385

If you are a stockholder of the Company and would like to request documents, please do so by November [•], 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
ZALATORIS II ACQUISITION CORP.

Pursuant to the Cayman Islands Companies Act

ZALATORIS II ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the Cayman Islands, does hereby certify as follows:

1.      The name of the Corporation is Zalatoris II Acquisition Corp. The Corporation’s Memorandum and Articles of Association were filed in the Cayman Islands General Registry on March 11, 2021 (the “Original Charter”). A First Amendment to the Original Charter was filed in the Cayman Islands General Registry on July 29, 2021 (the “Amended Charter”). A Second Amendment to the charter was filed in the Cayman Islands General Registry on July 27, 2023 (the “Current Charter”).

2.      This Third Amendment to the Amended and Restated Memorandum and Articles of Association amends the Current Charter.

3.      This Third Amendment to the Amended and Restated Memorandum and Articles of Association were duly adopted in accordance with the Current Charter and the Companies Act (as revised) of the Cayman Islands as follows:

Item 4 of this Third Amendment to the Amended and Restated Memorandum and Articles of Association was duly adopted by the affirmative vote of the majority of the holders of outstanding Zalatoris II Common Stock voting together as a single class.

4.      Section 17.2 is hereby deleted in its entirety and replaced as follows:

(b) Class B Common Stock.

(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) at the election of the holder of such Class B Common Stock at any time prior to the closing of an initial business combination or otherwise automatically on the closing of such an initial business combination.

Annex A-1

IN WITNESS WHEREOF, Zalatoris II Acquisition Corp. has caused this Third Amendment to the Amended and Restated Memorandum and Articles of Association to be duly executed in its name and on its behalf by an authorized officer as of this [•]th day of November 2023.

ZALATORIS II ACQUISITION CORP.
By:
Name:	Paul Davis
Title:	Chief Executive Officer

Annex A-2

PRELIMINARY PROXY — SUBJECT TO COMPLETION

Zalatoris II Acquisition Corp.
55 West 46th Street, 30th Floor
New York, New York 10036
(917) 675-3106

SPECIAL MEETING OF STOCKHOLDERS

November [•], 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER [•], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated [•], 2023 and Proxy Statement, dated [•], 2023, in connection with the special meeting to be held at [11:00 a.m. Eastern Time] on November [•], 2023 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Paul Davis (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL, “FOR” AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November [•], 2023: This notice of meeting and the accompany proxy statement are available at [•].

Proposal 1 — Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Existing Zalatoris II Charter, to provide for the right of the holders of Zalatoris II Class B Common Stock to convert such shares of Zalatoris II Class B Common Stock into shares of Zalatoris II Class A Common Stock on a one-to-one basis at the election of such holders.

	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise, only to be presented at the Special Meeting if there are not sufficient votes to approve the Founder Share Amendment Proposal.

	☐	☐	☐
Dated: , 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 — THE FOUNDER SHARE AMENDMENT PROPOSAL, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 — THE ADJOURMENT PROPOSAL, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.